SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) April 1, 2002


                            NewPower Holdings, Inc.
                            ----------------------

            (Exact Name of Registrant as Specified in Its Charter)

Delaware                                 1-16157               52-2208601
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(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)        Identification No.)


One Manhattanville Road, Purchase, New York                      10577
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (914) 697-2100





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Item 5. Other Events

     On April 1, 2002, NewPower Holdings, Inc., a Delaware corporation (the "Company") announced that, following discussions with the New York Stock Exchange, Inc. ("NYSE"), and in light of, among other things, the Company's inability to comply with the continued listing standards of the NYSE because the Company's average closing share price had been less than $1.00 over a consecutive 30-day trading period, the NYSE decided to suspend trading of the Company's common stock and commence proceedings for the delisting of the Company's common stock from the NYSE. A copy of the press release issued by the Company on April 1, 2002 is attached hereto as Exhibit 99.1.

     On April 2, 2002, the Company announced that its common stock is trading on the over-the-counter Electronic Quotation Service "Pink Sheets" under the trading symbol "NWPW". A copy of the press release issued by the Company on April 2, 2002 is attached hereto as Exhibit 99.2.

Cautionary Statement

This disclosure contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements involve risks and uncertainties and may differ materially from actual future events or results. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance that our goals will be achieved. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Important factors that could cause actual results to differ from estimates or projections contained in the forward-looking statements include our limited operating history; delays or changes in the rules for the restructuring of the electric and natural gas markets; our ability to attract and retain customers; our ability to manage our energy requirements and sell energy at a sufficient margin given the volatility in prices for electricity and natural gas; the effect of commodity volatility on collateral requirements and liquidity; our dependence on third parties to provide critical functions to us and to our customers; and conditions of the capital markets affecting the availability of capital. Readers are referred to the Company's Annual Report on Form 10-K for the year ending December 31, 2000, our Registration Statement on Form S-1 (No. 333.41412), and the Company's filing on Form 8-K dated October 19, 2001, all on file with the Securities and Exchange Commission, for a discussion of factors that could cause actual results to differ materially from these forward-looking statements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibit No.  Description.

         99.1         Press Release issued by the Company on April 1, 2002.
         99.2         Press Release issued by the Company on April 2, 2002.





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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: April 3, 2002


                                  NEWPOWER HOLDINGS, INC.


                                  By: /s/ Marc E. Manly
                                      ----------------------------------
                                      Name:  Marc E. Manly
                                      Title: Managing Director, Law and
                                             Government Affairs




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                                 EXHIBIT INDEX

                  The following exhibits are filed herewith:


Exhibit No.                      Description

 99.1               Press Release issued by the Company on April 1, 2002.
 99.2               Press Release issued by the Company on April 2, 2002.




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